UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2004

WITS BASIN PRECIOUS MINERALS INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota (State or Other Jurisdiction of Incorporation)	1-12401 (Commission File Number)	84-1236619 (IRS Employer Identification No.)

80 South 8th Street, Suite 900 Minneapolis, Minnesota (Address of Principal Executive Offices)	55402 (Zip Code)

612.349.5277
(Registrant’s telephone number, including area code)

520 Marquette Avenue, Suite 900 Minneapolis, MN 55402
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountants.

(a) Previous independent registered public accountants:

On December 28, 2004 Virchow, Krause & Company, LLP (“VK”) resigned from its position as Wits Basin Precious Minerals Inc.’s (the “Registrant”) independent registered public accountant.

The audit reports of VK on the Registrant's financial statements for the years ended December 31, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion or qualification. VK did not, during the applicable periods, advise the Registrant of any of the enumerated items described in Item 304(a)(1) of Regulation S-B.

The Registrant and VK have not (through the date of this Report and in connection with the audits of the Registrant’s financial statements for the years ended December 31, 2003 and 2002) had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to VK’s satisfaction, would have caused VK to make reference to the subject matter of the disagreement in connection with its reports.

During the period from January 1, 2004 to December 28, 2004, VK did not audit the registrant’s financial statements, but did review its quarterly reports for the three quarters of 2004.

During the fiscal years ended December 31, 2003 and 2002 and through December 28, 2004, none of the events specified in Item 304(a)(1)(iv)(B) of Regulation S-B have occurred.

The Registrant requested that VK furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter issued regarding this change is filed as Exhibit 16.1 to this current report on Form 8-K and is incorporated herein by reference.

(b) New independent accountants:

On January 3, 2005, the Registrant engaged Carver Moquist & O'Connor, LLC (“CMO”) to audit its financial statements for the year ended December 31, 2004. During the two most recent fiscal years and to January 3, 2005, the Registrant has not consulted with CMO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided by CMO that was considered an important factor by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue or any matter that was the subject of a disagreement.

Item 8.01.   Other Items.

Effective January 3, 2005, the Registrant moved its Minneapolis corporate office to the IDS Center, Suite 900, 80 South 8th Street, Minneapolis, MN 55402. Telephone number remains (612) 349-5277; facsimile number is (612) 395-5276.

Item 9.01.   Financial Statements and Exhibits.

(c) Exhibits:

Exhibit	Description of Document
16.1	Letter from Virchow, Krause & Company, LLP

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wits Basin Precious Minerals Inc.

Date: January 3, 2005	By:	/s/ Mark D. Dacko
Mark D. Dacko Chief Financial Officer
Title

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EXHIBIT INDEX

Exhibit	Description of Document
16.1	Letter from Virchow, Krause & Company, LLP

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